(LEUTHOLD SELECT INDUSTRIES FUND LOGO)

                                 Annual Report
                              September 30, 2001

DEAR FELLOW SHAREHOLDERS:

  The Leuthold Select Industries Fund was officially launched on June 19, 2000, however, THE INVESTMENT APPROACH AND DISCIPLINES EMPLOYED HERE FOR GROUP AND EQUITY SELECTION HAVE BEEN ACTIVELY EMPLOYED ON A REAL TIME BASIS SINCE 1996. This 100% equity fund offers a much more aggressive approach to investing than does our flagship fund, the Leuthold Core Investment Fund.

VIEW THIS FUND AS AN AGGRESSIVE FUND

  THIS FUND, ON A STAND-ALONE BASIS, IS NOT APPROPRIATE FOR THE TYPICAL INVESTOR. It remains essentially 100% invested in common stocks at all times, with the portfolio concentrated in industry groups and themes that may significantly outperform the market. The past record of the disciplined approach employed by this fund has been impressive, BUT THE TECHNIQUES (EMPLOYED SINCE
1996) MAY NOT PROVIDE MUCH PRESERVATION PROTECTION IN DECLINING MARKET ENVIRONMENTS.

     o This fund is designed to be used in combination with other funds in a total investment program.

     o Investors should assume volatility and market risk could be greater with the Leuthold Select Industries Fund than with a typical broadly diversified common stock fund.

PERFORMANCE SO FAR...

  Since inception (June 19, 2000) through the third quarter of 2001, the Leuthold Select Industries Fund has produced an annualized total return of - 0.31%. In itself this is hardly impressive, except when compared to annualized total return losses over the same period for the S&P 500 (-23.30%) and the NASDAQ Composite (-53.28%). THERE IS A LONGER-TERM REAL TIME PERFORMANCE RECORD FOR THE DISCIPLINED GROUP ORIENTED APPROACH EMPLOYED BY THIS FUND, WITH 1996 TO DATE ANNUAL RESULTS NOW INCLUDED IN THE CURRENT PROSPECTUS.

     o Over the twelve months since the last annual report, your fund was down 16.72% while the S&P 500 lost 26.60% and the NASDAQ lost 53.91%.

  The last year has been a horrible period for most stock funds, so bad that your fund's 16.72% loss ranks in the top 21% of the 137 stock funds tracked in
                                     ---
Morningstar's category of comparable funds! The average U.S. diversified stock fund was down 27.21% over this period, as reported in The Wall Street Journal's "Mutual Funds Quarterly Review" (Oct. 8, 2001). THE THIRD QUARTER OF 2001, WITH ITS POST-SEPTEMBER 11TH STOCK MARKET PLUNGE, RANKS AS ONE OF THE WORST QUARTERS EVER FOR THE STOCK MARKET. The Leuthold Select Industries Fund was no exception, losing 20.70% in this extremely distressing period.

RECENT PORTFOLIO CHANGES

  In recent months we have been realigning the group structure of the fund's portfolio, ANTICIPATING A MUCH IMPROVED OVERALL MARKET CLIMATE. New portfolio additions include Computer & Electronics Retail, Office Electronics and a
                  -------------------------------------------------
significant increase in Environmental Services. Early in the fourth quarter a
                        ----------------------
package of Biotechnology stocks was added along with a small new position in
           -------------
Water Management & Technology.
-----------------------------

  Overall, portfolio emphasis is being shifted to Growth oriented groups while de-emphasizing Value. A year ago the fund's portfolio held no Technology exposure. Today our Technology weight matches that of the S&P 500, with further additions likely. In other words, we are now positioning for a new bull market.

INVESTMENT STRATEGY METHODOLOGY

  Our approach reflects our conviction that industry group selection, and the seemingly most attractive stocks within those groups (chosen by Co-Manager, James Floyd) may produce superior long-term performance. Research efforts are concentrated on a universe of more than 130 groups, investing in those groups demonstrating the most favorable characteristics. Group Scoring Components were described in the Shareholder's 2nd Quarter Update sent out in July, and are available upon request.

IN SUMMARY

  While the Leuthold Select Industries Fund's relative performance has been
                                              --------
good (down significantly less than the market averages), THE FACT IS YOU INVESTED IN OUR FUND TO MAKE MONEY. Our re-positioning of the fund is with the intent to again provide strong relative performance, but this time in a rising
                                                     -------------------------
market...That's the kind of performance that builds account value, the kind you
------
can spend.

  In the last twelve months, fund assets have increased from $2.3 million to $13.8 million as of September 30, 2001. We appreciate your support and vote of confidence. Over the next 12 months, we'll work hard to earn it.
Sincerely,

/s/Steve Leuthold                      /s/James Floyd

Steve Leuthold                         James Floyd
Co-Portfolio Manager                   Co-Portfolio Manager

     o The Leuthold Select Industries Fund has broadened its availability, now being offered on a no-load basis through a range of broker-dealers, including: TD Waterhouse, Pershing/CSFB Direct, Sungard/Expeditor, US Clearing, Fidelity, DATAlynx, StrongOne, Ameritrade, Vanguard, T. Rowe Price, and E*Trade.

                     FOR PERIODS ENDED SEPTEMBER 30, 2001

                                                                AVERAGE ANNUAL
                                                                RATE OF RETURN
                                                                --------------
                                  3 MONTH    6 MONTH   1 YEAR   SINCE INCEPTION
                                  -------    -------   ------   ---------------
Leuthold Select Industries Fund   -20.70%    -17.89%   -16.72%       -0.31%
Russell 2000 Index                -20.79%     -9.47%   -21.21%      -16.80%
S&P 500 Index                     -14.69%     -9.69%   -26.63%      -23.30%

          A $10,000 INVESTMENT IN THE LEUTHOLD SELECT INDUSTRIES FUND

   Date   Leuthold Select Industries Fund   S&P 500 Index    Russell 2000 Index
   ----   -------------------------------   -------------    ------------------
  6/19/00             $10,000                  $10,000            $10,000
  9/30/00             $11,960                   $9,696            $10,012
 12/31/00             $13,140                   $8,938             $9,326
  3/31/01             $12,130                   $7,880             $8,721
  6/30/01             $12,559                   $8,341             $9,958
  9/30/01              $9,960                   $7,118             $7,901

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries. The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization. This chart assumes an initial gross investment of $10,000 made on 6/19/00 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund's past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30,  2001

ASSETS:
     Investments, at value
       (cost $16,410,754)                                          $13,901,324
     Receivable for fund shares sold                                     6,500
     Interest receivable                                                   302
     Dividends receivable                                                6,648
     Other assets                                                       16,667
                                                                   -----------
     Total Assets                                                   13,931,441
                                                                   -----------

LIABILITIES:
     Payable to Adviser                                                 16,708
     Payable to Custodian                                                1,825
     Accrued expenses and other liabilities                             29,445
                                                                   -----------
     Total Liabilities                                                  47,978
                                                                   -----------
NET ASSETS                                                         $13,883,463
                                                                   -----------
                                                                   -----------

NET ASSETS CONSIST OF:
     Capital  stock                                                $16,695,779
     Accumulated undistributed net
       realized loss on investments                                   (302,886)
     Net unrealized depreciation
       on investments                                               (2,509,430)
                                                                   -----------
     Total Net Assets                                              $13,883,463
                                                                   -----------
                                                                   -----------
     Shares outstanding (250,000,000
       shares of $.0001 par value authorized)                        1,393,270
                                                                   -----------
                                                                   -----------
     Net Asset Value, Redemption Price
       and Offering Price Per Share                                      $9.96
                                                                         -----
                                                                         -----

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30,  2001

INVESTMENT INCOME:
     Dividend income                                               $   103,970
     Interest income                                                    26,798
                                                                   -----------
     Total investment income                                           130,768
                                                                   -----------

EXPENSES:
     Investment advisory fee                                           114,490
     Fund accounting fees and expenses                                  34,063
     Custody fees                                                       29,343
     Federal and state registration                                     23,160
     Administration fee                                                 21,515
     Shareholder servicing fee                                          11,449
     Reports to shareholders                                             8,329
     Transfer agent fees and expenses                                    5,755
     Professional fees                                                   4,004
     Directors' fees and expenses                                        2,101
     Other                                                                 587
                                                                   -----------
     Total expenses before reimbursement                               254,796
     Less: Reimbursement from Adviser                                  (31,541)
                                                                   -----------
     Net expenses                                                      223,255
                                                                   -----------
NET INVESTMENT LOSS                                                    (92,487)
                                                                   -----------

REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS:
     Net realized loss on investments                                 (294,908)
     Change in unrealized
       depreciation on investments                                  (2,754,567)
                                                                   -----------
     Net realized and unrealized
       loss on investments                                          (3,049,475)
                                                                   -----------
NET DECREASE IN NET ASSETS
  FROM OPERATIONS                                                  $(3,141,962)
                                                                   -----------
                                                                   -----------

                     See notes to the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                          JUNE 19,  2000(1)<F1>
                                          YEAR ENDED               TO
                                      SEPTEMBER 30, 2001   SEPTEMBER 30, 2000
                                      ------------------   ------------------
OPERATIONS:
     Net investment loss                  $   (92,487)         $   (1,579)
     Net realized loss on investments        (294,908)             (6,226)
     Change in unrealized appreciation
       (depreciation)on investments        (2,754,567)            245,137
                                          -----------          ----------
     Net increase (decrease) in net
       assets from operations              (3,141,962)            237,332
                                          -----------          ----------

DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                  (173)                 --
     From net realized gains                       --                  --
                                          -----------          ----------
     Total distributions                         (173)                 --
                                          -----------          ----------

CAPITAL SHARE  TRANSACTIONS:
     Proceeds from shares sold             18,476,407           2,076,801
     Dividends reinvested                         173                  --
     Cost of shares redeemed               (3,765,115)           (100,000)
                                          -----------          ----------
     Net increase in net assets from
       Capital share transactions          14,711,465           1,976,801
                                          -----------          ----------
TOTAL INCREASE IN NET ASSETS               11,569,330           2,214,133

NET ASSETS:
     Beginning of period                    2,314,133             100,000
                                          -----------          ----------
     End of period (including
       undistributed net investment
       income of $0 and $0, respectively) $13,883,463          $2,314,133
                                          -----------          ----------
                                          -----------          ----------

(1)<F1>  Commencement of operations.

                     See notes to the financial statements.

FINANCIAL HIGHLIGHTS

                                                            JUNE 19, 2000(1)<F2>
                                            YEAR ENDED               TO
                                        SEPTEMBER 30, 2001   SEPTEMBER 30, 2000
                                        ------------------   ------------------
PER SHARE DATA:
Net asset value, beginning of period          $11.96              $10.00
                                              ------              ------

Income from investment operations:
   Net investment loss(2)<F3>                  (0.06)              (0.01)
   Net realized and unrealized
     gain (loss) on investment                 (1.94)               1.97
                                              ------              ------
   Total from investment operations            (2.00)               1.96
                                              ------              ------

Less distributions:
   From net investment income                     --(3)<F4>           --
                                              ------              ------
   Total distributions                            --                  --
                                              ------              ------
Net asset value, end of period                $ 9.96              $11.96
                                              ------              ------
                                              ------              ------

Total return                                (16.72)%              19.60%(4)<F5>

Supplemental data and ratios:
   Net assets, end of period             $13,883,463          $2,314,133

Ratio of expenses to average net assets:
   Before expense reimbursement                2.22%              15.98%(5)<F6>
   After expense reimbursement                 1.95%               1.95%(5)<F6>

Ratio of net investment loss
  to average net assets:
   Before expense reimbursement              (1.08)%            (14.57)%(5)<F6>
   After expense reimbursement               (0.81)%             (0.54)%(5)<F6>
Portfolio turnover rate                      127.32%              27.11%(4)<F5>

(1)<F2>   Commencement of operations.
(2)<F3> Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)<F4>   Less than one cent per share.
(4)<F5>   Not annualized.
(5)<F6>   Annualized.

                     See notes to the financial statements.

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001

  NUMBER                                                              MARKET
OF SHARES                                                             VALUE
---------                                                             ------
            COMMON STOCKS    97.21%+<F9>

            COMPUTERS & ELECTRONICS
              RETAIL    4.67%+<F9>
   5,200    Best Buy Co., Inc.*<F7>                                $   236,340
  18,500    Circuit City Stores-Circuit
              City Group                                               222,000
   4,100    Tweeter Home
              Entertainment Group, Inc.*<F7>                            55,924
   7,700    Ultimate Electronics, Inc.*<F7>                            133,595
                                                                   -----------
                                                                       647,859
                                                                   -----------

            CONSTRUCTION &
              ENGINEERING    5.83%+<F9>
   7,300    Fluor Corporation                                          281,050
   7,200    Granite Construction
              Incorporated                                             184,608
   5,500    Jacobs Engineering
              Group Inc.*<F7>                                          343,200
                                                                   -----------
                                                                       808,858
                                                                   -----------

            DEPARTMENT STORES    0.83%+<F9>
  23,000    Saks Incorporated*<F7>                                     115,000
                                                                   -----------

            ENVIRONMENTAL SERVICES    11.46%+<F9>
  20,300    Allied Waste Industries, Inc.*<F7>                         258,825
  23,700    Republic Services, Inc.*<F7>                               383,940
   8,100    Stericycle, Inc.*<F7>                                      337,608
   5,900    Waste Connections, Inc.*<F7>                               159,300
  16,900    Waste Management, Inc.                                     451,906
                                                                   -----------
                                                                     1,591,579
                                                                   -----------

            LIFE & HEALTH INSURANCE    17.84%+<F9>
   9,600    John Hancock Financial
              Services, Inc.                                           383,520
   6,050    Lincoln National
              Corporation                                              282,111
  11,600    MetLife, Inc.                                              344,520
  17,900    The Phoenix
              Companies, Inc.*<F7>                                     258,655
  11,200    Protective Life Corporation                                324,800
   5,700    StanCorp Financial
              Group, Inc.                                              275,880
   8,200    Torchmark Corporation                                      319,800
  11,400    UnumProvident Corporation                                  287,850
                                                                   -----------
                                                                     2,477,136
                                                                   -----------

            OFFICE ELECTRONICS    6.71%+<F9>
  10,600    CANON INC.                                                 287,260
   4,100    Global Imaging
              Systems, Inc.*<F7>                                        70,766
  21,500    IKON Office Solutions, Inc.                                165,980
  52,500    Xerox Corporation*<F7>                                     406,875
                                                                   -----------
                                                                       930,881
                                                                   -----------

            OIL & GAS REFINING
              & MARKETING    15.56%+<F9>
   3,900    Forest Oil Corporation*<F7>                                 96,720
   2,800    Murphy Oil Corporation                                     202,608
  18,700    Ocean Energy Inc.                                          304,810
   7,900    Pioneer Natural
              Resources Company                                        112,417
   6,100    Pogo Producing Company                                     143,350
   9,600    Remington Oil & Gas
              Corporation*<F7>                                         125,664
  11,075    Sunoco, Inc.                                               394,270
  18,475    Tesoro Petroleum
              Corporation*<F7>                                         219,853
   8,930    Valero Energy Corporation                                  313,443
  17,667    XTO Energy, Inc.                                           246,455
                                                                   -----------
                                                                     2,159,590
                                                                   -----------

            SEMICONDUCTOR
              EQUIPMENT    5.90%+<F9>
   6,500    Applied Materials, Inc.*<F7>                               184,860
   2,600    Cabot Microelectronics
              Corporation*<F7>                                         125,606
   5,200    FEI Company*<F7>                                           113,100
   4,300    KLA-Tencor Corporation*<F7>                                135,794
   8,100    Lam Research Corporation*<F7>                              137,295
   4,300    Novellus Systems, Inc.*<F7>                                122,808
                                                                   -----------
                                                                       819,463
                                                                   -----------

            SMALL CAP VALUE    6.01%+<F9>
  13,800    Borders Group, Inc.*<F7>                                   264,270
  11,500    Milacron Inc.                                              137,540
   6,400    Reebok International Ltd.*<F7>                             132,480
   7,300    Russell Corporation                                        100,229
   8,300    Stewart & Stevenson
              Services, Inc.                                           199,864
                                                                   -----------
                                                                       834,383
                                                                   -----------

            STEEL    6.79%+<F9>
  13,800    AK Steel Holding
              Corporation                                              116,610
   9,000    Allegheny Technologies, Inc.                               119,970
   3,100    Carpenter Technology
              Corporation                                               68,975
   3,800    Nucor Corporation                                          150,860
   7,000    Ryerson Tull, Inc.                                          87,850
   6,700    Steel Dynamics, Inc.*<F7>                                   66,263
   6,900    UCAR International Inc.*<F7>                                61,410
  11,900    USX-U.S. Steel Group                                       166,362
   9,300    Worthington Industries, Inc.                               104,625
                                                                   -----------
                                                                       942,925
                                                                   -----------

            UNDERVALUED AND
              UNLOVED+<F10>    15.61%+<F9>
   9,025    ACE Limited                                                260,552
   6,700    AmerUs Group Co.                                           235,840
   6,200    Caterpillar Inc.                                           277,760
   5,900    CSX Corporation                                            185,850
   3,300    General Motors Corporation                                 141,570
  18,470    Hibernia Corporation                                       301,984
   6,400    Lafarge North America Inc.                                 213,760
   9,025    NL Industries, Inc.                                        135,285
  13,015    Old Republic International
              Corporation                                              341,123
   2,200    Textron, Inc.                                               73,942
                                                                   -----------
                                                                     2,167,666
                                                                   -----------
            Total Common Stocks
              (Cost $16,004,770)                                    13,495,340
                                                                   -----------

PRINCIPAL
  AMOUNT
---------
            SHORT-TERM
              INVESTMENTS    2.92%+<F9>

            VARIABLE DEMAND NOTES    2.92%+<F9>
$395,429    Firstar Bank, 2.4163%, #<F8>                               395,429
  10,555    Wisconsin Corporate Central
              Credit Union, 2.3363%, #<F8>                              10,555
                                                                   -----------
            Total Short-Term
              Investments
              (Cost $405,984)                                          405,984
                                                                   -----------
            TOTAL INVESTMENTS    100.13%+<F9>
              (COST $16,410,754)                                   $13,901,324
                                                                   -----------
                                                                   -----------

  *<F7>   Non-income producing security.
  #<F8>   Variable rate security.  The rates listed are as of 9/30/01.
  +<F9>   Calculated as a percentage of net assets.
 +<F10> To qualify as an Undervalued and Unloved security, six of the following seven criteria must be met: 1) Price to book ratio less than 2.0x; 2) S&P rating minimum of B-; 3) Cash to market capitalization ratio of at least 10%; 4) Indicated dividend yield of at least 3.0%;
          5) Total long-term debt to market capitalization ratio of less than 50%; 6) Price to normalized earnings ratio less than 12.0x and 7) Price to cash flow ratio less than 80% of S&P 500 cash flow ratio.

                     See notes to the financial statements.

NOTES TO THE FINANCIAL STATEMENTS

1.   ORGANIZATION AND SIGNIFICANT
     ACCOUNTING POLICIES

     Leuthold Funds, Inc. (the "Company") was incorporated on August 30, 1995, as a Maryland Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940. Leuthold Select Industries Fund (the "Fund") is one of three series of the Company. The investment objective of the Fund is capital appreciation. The Fund commenced operations on June 19, 2000.

     During the period prior to commencement of Fund operations, the Investment Adviser reimbursed the Fund for organizational expenses of $18,519.

     The following is a summary of significant accounting policies consistently followed by the Fund.

     a) Investment Valuation - Common stocks that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. Options and securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by independent pricing services.
          Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

     b) Federal Income Taxes - It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and the Fund intends to distribute investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

     c) Distributions to Shareholders - Dividends from net investment income are declared and paid quarterly. Distributions of net realized capital gains, if any, will be declared and paid at least annually. The character of distributions made during the period from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at September 30, 2001, reclassifications were recorded to decrease accumulated net investment loss by $92,660, increase accumulated undistributed net realized loss
          on investments by $173 and decrease capital stock by $92,487.   In
          addition, the Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At September 30, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $5.714 which will expire on September 30, 2009.

     d) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     e) Other - Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.
          Discounts and premiums on bonds are amortized over the life of the respective bond.

     f) Expenses - During the fiscal year ended September 30, 2001, the method of allocating expenses between the three series of the Company changed for the "supporting" expenses of the Company (i.e., director's fees and expenses, insurance expense, legal expense, etc.) The method changed from one that evenly divided the expenses between the three series, to a method which allocates the expenses amongst the three series based on the relative net asset value of the individual series.

2.   CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Fund were as follows:

                                                          JUNE 19, 2000
                                        YEAR ENDED              TO
                                      SEPT. 30, 2001      SEPT. 30, 2000
                                      --------------      --------------
     Shares sold                        1,513,005            193,501
     Shares issued
       to holders in
       reinvestment
       of dividends                            18                 --
     Shares redeemed                     (313,274)            (9,980)
                                        ---------            -------
     Net increase                       1,199,749            183,521
                                        ---------            -------
                                        ---------            -------

3.   INVESTMENT TRANSACTIONS

     Purchases and sales of investments, other than short-term investments, for the year ended September 30, 2001 were as follows:

              PURCHASES                                 SALES
    ----------------------------            ----------------------------
        U.S.                                    U.S.
     GOVERNMENT            OTHER             GOVERNMENT            OTHER
     ----------            -----             ----------            -----
         $0             $28,152,321              $0             $13,875,410

     At September 30, 2001, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

     Appreciation                                $   328,674
     Depreciation                                 (2,844,712)
                                                 -----------
     Net depreciation on
       investments                               $(2,516,038)
                                                 -----------
                                                 -----------

     At September 30, 2001, the cost of investments for federal income tax purposes was $16,417,362.

4.   INVESTMENT ADVISORY AND OTHER AGREEMENTS

     The Fund has entered into an Investment Advisory Agreement with Leuthold Weeden Capital Management, LLC. Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% as applied to the Fund's daily net assets.

     The Investment Adviser has voluntarily agreed to reimburse the Fund to the extent necessary to ensure that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) do not exceed the annual rate of 1.95% of the net assets of the Fund, computed on a daily basis. Accordingly, for the year ended September 30, 2001, the Investment Adviser waived advisory fees and reimbursed other expenses in the amount of $31,541. Any waiver or reimbursement is subject to later adjustment to allow the Investment Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation cap of 1.95%, provided, however, that the Investment Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. Waived/reimbursed expenses subject to potential recovery by year of expiration are as follows:

              YEAR OF EXPIRATION               RECOVERABLE AMOUNT
              ------------------               ------------------
                    9/30/03                         $59,607
                    9/30/04                         $31,541

     Firstar Mutual Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund. Firstar Bank, N.A. serves as custodian for the Fund.

     For the year ended September 30, 2001, the Fund paid Weeden & Co., L.P., an affiliate of the Adviser $50,073 of brokerage commissions.

5.   NEW ACCOUNTING PRONOUNCEMENT

     In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The Fund will adopt the new guide on October 1, 2001. The revised guide will require various changes to financial statement disclosures. The guide will also require that a fund amortize premium and accrete discounts on all fixed-income securities and classify as interest income gains and losses on paydowns on mortgage-backed securities. Adopting these accounting principles will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gains and losses. The impact of adopting this change did not have a material impact on the Fund's financial statements at October 1, 2001.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE BOARD OF DIRECTORS OF LEUTHOLD FUNDS, INC.
AND THE SHAREHOLDERS OF THE LEUTHOLD SELECT INDUSTRIES FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Leuthold Funds, Inc.' s (a Maryland corporation) Leuthold Select Industries Fund as of September 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and for the period from inception on June 19, 2000 through September 30, 2000, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Leuthold Select Industries Fund as of September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for the year then ended and for the period from inception on June 19, 2000 through September 30, 2000, and its financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin
October 25, 2001

(LEUTHOLD SELECT INDUSTRIES FUND LOGO)

INVESTMENT ADVISER:
  Leuthold Weeden Capital
      Management, LLC, Minnesota

ADMINISTRATOR,  TRANSFER AGENT,
DIVIDEND PAYING AGENT,
SHAREHOLDER SERVICING AGENT:
  Firstar Mutual Fund Services, LLC,
    Wisconsin

CUSTODIAN:
  Firstar Bank, N.A., Ohio

COUNSEL:
  Foley & Lardner, Wisconsin

INDEPENDENT PUBLIC ACCOUNTANTS:
  Arthur Andersen LLP, Wisconsin

This report is authorized for distribution only when preceded or accompanied by a current prospectus.